                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                              --------------------


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 31, 1997
                                                        ------------------



                       PEGASUS COMMUNICATIONS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




         Delaware                  0-21389                     51-0374669
     ----------------           ------------              -------------------
     (State or other            (Commission                (I.R.S. Employer
     jurisdiction of            File Number)              Identification No.)
     incorporation)



       c/o Pegasus Communications Management Company, 100 Matsonford Road,
        5 Radnor Corporate Center, Suite 454, Radnor, Pennsylvania 19087
       -------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)



         Registrant's telephone number, including area code 610-341-1801
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 2.  Acquisition or Disposition of Assets.

Acquisition of DBS of Indiana, Inc.

         On January 31, 1997, DBS of Indiana, Inc. ("DBS of Indiana"), an independent provider of DIRECTV programming, serving approximately 6,400 customers in certain rural areas of Indiana, was merged into a subsidiary of the Company, Pegasus Satellite Television of Indiana, Inc. ("PST of Indiana"), pursuant to the terms of an Agreement and Plan of Merger dated as of January 21, 1997 among the Company, PST of Indiana and DBS of Indiana. As a result of the merger, the Company acquired the NRTC Distribution Agreement between DBS of Indiana and the National Rural Telecommunications Cooperative, under which DBS of Indiana was granted the exclusive right to distribute DIRECTV programming offered by DIRECTV, Inc. in exclusive areas of Indiana comprising approximately 131,000 television households and 14,000 business locations in seven counties in Indiana. As consideration for the merger, the former shareholders of DBS of Indiana received approximately $8.8 million in cash and $5.6 million in Class A Common Stock of the Company (466,667 shares of Class A Common Stock). The cash portion of the purchase price is subject to adjustment, as set forth in the merger agreement.

         In connection with the merger, the Company entered into a stockholders' agreement with the former shareholders of DBS of Indiana (the "Stockholders' Agreement"), which provides the shareholders with certain piggyback registration rights until such time as the Class A Common Stock received by such shareholders
(i) have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) may be sold to the public pursuant to Rule 144 under the Securities Act. The Stockholders' Agreement also provides the Company a right of first offer until January 31, 1999 if any of the shareholders desire to sell or transfer any Class A Common Stock in a private transaction exempt from registration under the Securities Act or state securities laws.

         The cash portion of the merger was paid out of net proceeds received by the Company in its $100.0 million offering of units (consisting of the Company's 12 3/4% Series A Cumulative Exchangeable Preferred Stock and Warrants to purchase Class A Common Stock) (the "Unit Offering"), which was consummated on January 27, 1997.

Sale of New Hampshire Cable Assets

         On January 31, 1997, the Company sold its New Hampshire cable assets to State Cable TV Corp. ("State Cable") in exchange for approximately $7.1 million in cash pursuant to an Asset Purchase Agreement dated as of November 6, 1996 by and between State Cable and Pegasus Cable Television, Inc., a subsidiary of the Company.

         The assets of the Company's New Hampshire cable system consist of two headends serving six towns in New Hampshire (Moultonborough, Tuftonboro, Ossipee, Tamworth, Bethleham and Franconia), with approximately 4,100 basic subscribers.

Acquisition of Mississippi DBS Rights

         On February 14, 1997, the Company acquired the exclusive DIRECTV distribution rights for certain rural portions of Mississippi and related assets, including receivables (the "Assets") from ClearVision, Inc. ("ClearVision") in exchange for approximately $ 15.0 million in cash. The purchase price is subject to adjustment as provided for in the acquisition agreement.

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         The Assets consist of properties, rights and other assets used by
ClearVision in the DIRECTV distribution business in certain areas of Mississippi. The exclusive territory includes approximately 102,000 television households. As of February 14, 1997, there were approximately 6,700 DIRECTV subscribers in the exclusive area. The rights acquired by the Company were granted to ClearVision by the National Rural Telecommunications Cooperative, through a distribution agreement, pursuant to which ClearVision was granted the exclusive right to distribute DIRECTV programming offered by DIRECTV, Inc. in certain exclusive areas of Mississippi.

         The purchase price was paid out of the net proceeds received by the Company in its Unit Offering.

Item 7.  Financial Statements, Pro Forma Financial
         Information, and Exhibits

         (a)      Financial Statements of Business Acquired

                  Not Applicable

         (b)      Pro Forma Financial Information.

                  Not Applicable

         (c)      Exhibits

                  1. Agreement and Plan of Merger dated as of January 21, 1997 among Pegasus Communications Corporation, Pegasus Satellite Television of Indiana, Inc. and DBS of Indiana, Inc. and
                     Exhibit 8 thereto (Stockholders Agreement dated as of January 31, 1997) (other exhibits have been omitted but will be provided upon request by the SEC).

                  2. Asset Purchase Agreement dated as of November 6, 1996
                     between State Cable Corp.and Pegasus Cable Televisions, Inc. (which is incorporated by reference to Exhibit 2.12 to the Company's Registration Statement on Form S-1 (File No. 333-18739)).

                  3. Asset Purchase Agreement by and among Pegasus
                     Communications Corporation and ClearVision, Inc. and its Shareholders, dated as of January 25, 1997 and Amendment No. 1 thereto (exhibits have been omitted but will be provided upon request by the SEC).

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             PEGASUS COMMUNICATIONS CORPORATION


                             By /s/ Robert N. Verdecchio
                                ------------------------------------
                                    Robert N. Verdecchio,
                                    Senior Vice President, Chief
                                    Financial Officer and Assistant
                                    Secretary


February 18, 1997

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                                  EXHIBIT INDEX

Exhibit
-------
   1. Agreement and Plan of Merger dated as of January 21, 1997 by and among Pegasus Communications Corporation, Pegasus Satellite Television of Indiana, Inc. and DBS of Indiana, Inc. and Exhibit 8 thereto (Stockholders Agreement dated as of January 31, 1997) (other exhibits have been omitted but will be provided upon request by the SEC).

   2. Asset Purchase Agreement dated as of November 6, 1996 between State Cable Corp.and Pegasus Cable Televisions, Inc. (which is incorporated by reference to Exhibit 2.12 to the Company's Registration Statement on Form S-1 (File No. 333-18739)).

   3. Asset Purchase Agreement by and among Pegasus Communications Corporation and ClearVision, Inc. and its Shareholders, dated as of January 25, 1997 and Amendment No. 1 thereto (exhibits have been omitted but will be provided upon request by the SEC).